Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill
9.	GOODWILL

Changes in the carrying amount of goodwill by reporting units for the years ended December 31, 2012 and 2013, consisted of the following:

	2012			2013
	ODP	Brand name phone sales	Total	ODP	Brand name phone sales	Total
Gross amount:
Beginning balance	$606	$1,242	$1,848	$606	$1,242	$1,848
Goodwill recognized in acquisition	—	—	—	—	—	—
Disposal	—	—	—	—	—	—

Ending balance	606	1,242	1,848	606	1,242	1,848

Accumulated impairment loss:
Beginning balance	(606)	—	(606)	(606)	—	(606)
Disposal	—	—	—	—	—	—
Charge for the year	—	—	—	—	(1,242)	(1,242)

Ending balance	(606)	—	(606)	(606)	(1,242)	(1,848)

Goodwill, net	$—	$1,242	$1,242	$—	$—	$—

During the third quarter of 2011, the Group determined that due to the significant decline in its stock price for a sustained period, there was an impairment indicator related to goodwill as of September 30, 2011. The Group performed an assessment of the carrying value of goodwill as of September 30, 2011. Based on that assessment, the Group concluded that goodwill allocated to the ODP reporting unit was fully impaired because the estimated growth rates and profit margins for future periods were expected lower than that of prior years.

In light of the recent sales forecast information obtained in the fourth quarter of 2013, which showed a continually declining sales performance and profit margins in Brand name phone sales reporting unit in the future years, the Group believe there was a potential impairment loss indicator on the goodwill of the reporting unit. The Group performed its first step goodwill impairment test and determined that the carrying value of the reporting unit exceeded their fair value.

To determine the fair value of each reporting units, the Group adopted a DCF model under the income approach, which considers a number of factors that include expected future cash flows which were based on seven-year financial forecasts developed by management that included revenue projections, capital spending trends, and investments in working capital to support anticipated revenue growth, discount rate of 25% and terminal growth rate of 2%. The discount rate was estimated after considering the risk and nature of the reporting unit’s cash flows and the rates of return market participants would require investing their capital in the reporting unit. The assumptions are inherently uncertain and subjective.

Having determined that the goodwill was potentially impaired, the Group began performing the second step of the goodwill impairment analysis which involved calculating the impaired fair value of the goodwill by allocating the fair value of the reporting unit to all of their assets and liabilities other than goodwill and comparing the residual amount to the carrying value of goodwill. According to that assessment, the Group concluded that goodwill allocated to the Brand name phone sales reporting unit was fully impaired.

The Group recognized an impairment losses of $606, $ nil and $1,242 for the years ended December 31, 2011, 2012 and 2013, respectively.